Exhibit 10.6.1

CutCo Industries, Inc.                      Office of the Chairman of the Board








                    August 14, 1996

Mr. Don vonLiebermann
54 Kellogg Hill Road
Weston, CT  06883

          Re:  Amendment of Employment Agreement

Dear Mr. vonLiebermann:

          On August 14, 1996, the Board of Directors approved the amendment to your present Employment Agreement to provide that the Agreement be extended for a one year period ending July 31, 1997. Your present salary will be increased by $1,666.67 per month which restores 50% of the voluntary reduction effective for the period January 1, 1996 to July 31, 1996.

          Kindly indicate your agreement to the above by signing below.

                    Sincerely,

                    CUTCO INDUSTRIES, INC.

                    s/   Marvin W. Marcus
                    _____________________________
                    Marvin W. Marcus
                    Chairman
AGREED TO:


       s/ Don vonLiebermann
       -----------------------
       DON VON LIEBERMANN


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